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In connection with the previously announced business combination between Opportunity Financial, LLC (“OppFi”) and FG New America Acquisition Corp. (“FGNA”), OppFi’s CEO, Jared Kaplan, Jared Kaplan was interviewed by Jason Mikula on May 2, 2021. The transcript of the interview and the associated social media posts are being filed herewith as soliciting material.

Transcript of interview of Jared Kaplan, OppFi’s CEO, by Jason Mikula on May 2, 2021:

OppFi CEO on SPAC'ing, fintech-bank partnerships & more

Exclusive: Jared Kaplan talks small-dollar lending, finhealth, competitors, regulatory changes

By Jason Mikula, 5/2/21

Hey all, Jason here.

Believe it or not, last week was actually the first real fintech conference I had the opportunity to attend, in the form of LendIt. As the “marketing guy” at most of the companies I’ve worked at, I was more likely to attend conferences like SMX or Affiliate Summit.

I’d like to thank Peter Renton and the LendIt team for putting together an amazing slate of speakers and for the opportunity to serve as a media sponsor for the event. Til next year!

This Thursday, May 6th, I’ll be doing a Clubhouse session on “All Things Product” with some fellow curators from new social curation startup Faves — I’ll be joined by veteran PMs from Google and LinkedIn plus “New World, Same Humans” writer David Mattin. Hope to see you there!

Exclusive: Interview with Jared Kaplan, CEO of Opportunity Financial

Frequent readers of the newsletter will know recurring areas of focus include financial health and access/inclusion for underserved populations who are less able to access mainstream financial services.

The topic of extending credit to this population is often a fraught one, where APRs above 36% are an immediate lightning rod for criticism. The reality is one of trade-offs — as I’ve written about before, there are certain fixed costs to offering small loans (despite the promise of technology to lower these), which equate to a higher APR. Hard rate caps do reduce access, especially for smaller loan amounts.

One company that is trying to navigate the challenges of serving this borrower segment in an ethical way that promotes financial health is Opportunity Financial, better known as OppFi.

The firm is in the process of going public via a SPAC merger and has big plans, including sub-36% APR products like a payroll-linked lending product and a credit card and, at some point, savings and wealth-building products.

I had the chance to sit down (via Zoom anyway) with OppFi CEO Jared Kaplan in advance of his appearance at LendIt Fintech conference last week.

What follows is a transcript of our interview, which has been lightly edited for length and clarity.

Jason: Can we get started with some level setting — how would you describe OppFi to someone who doesn’t know anything about it?

Jared: Sure. What we're building is the digital financial services destination for the everyday consumer. We define “everyday consumer” as the 150 million consumers in the United States that have less than $1,000 of savings in their bank account.

The starting point of that vision is the financial technology platform that powers banks to provide credit access to this consumer segment. The pain those consumers experience is driven by the realities of traditional credit scores in this country and the fact that most credit institutions rely on them as the ultimate arbiter of creditworthiness.

All slides from OppFi Investor Deck

Our success has been driven by the uniqueness of our proprietary algorithms to figure out a customer's ability and willingness to repay based on variables besides their traditional FICO score. We've done that for over 1.6 million loans and 14 million repayment events since 2012.

Jason: It’s interesting that you characterize your business as a “platform” that powers banks to provide access. Can you elaborate a little bit on that? Why that approach, vs. operating as a direct lender?

Jared: We started as an 18-state licensed direct lender. That was 18 different products in 18 different states with 18 different sets of rules and regulations.

It was a nightmare for us because of all that complexity, and it was a travesty for the consumer because, depending on the state, you have different boxes of credit access that you can go after.

We asked ourselves, if we transition to a service provider on behalf of banks, what are the pros and cons for the customer? The pros for the business were, you have a dramatically streamlined go-to-market model.

You have to build some significant bank-level compliance infrastructure for a bank to consider working with you. There is a tremendous administrative burden to work with the bank, given that they essentially have approval rights over everything as the lender. And it’s more expensive, given the economics the bank has in the chain, but those downsides were worth it for the streamlined delivery model.

You are essentially a service provider to the banks, which can lend nationally, based on their state domicile. So with one product, they can reach the entire country. At the end of the day, the bank partnership model allows the greatest access and the greatest consumer protection.

Jason: Why don’t the banks write these loans themselves? Why is the platform necessary?

Jared: First, large banking institutions have blessed the credit score as their way of determining creditworthiness and changing that is like trying to turn an ocean liner — really, really hard and slow.

Second, there is a misconception that customers with lower credit scores are going to be more volatile during economic dislocations.

And finally, banks are less able to monetize these customers to the same degree they monetize their higher net worth clients.

The fascinating thing is, half of our customers use the largest banks. They’re at JPMorgan Chase, Wells Fargo, Bank of America. The banks’ various regulators, including the Fed, the OCC, and the FDIC, have all said, get into the small-dollar lending space.

When US Bank launched its Simple Loan product in 2018, we thought, if they’re doing it, we know all the top 25 banks were thinking about it, and it’s time to get ready to partner in order to compete.

And yet, we have less competition today than we did five years ago.

Consumer advocate groups have taken the position that everyone above 36% APR is the same. But from a customer’s point of view, that's just not true, right? There are many gradients of products above 36% and how they're structured.

I think banks are just risk averse. They don’t want that fight, but there’s no question that they’re the best vehicle to do small-dollar lending, because banks have the lowest cost of capital, they have deposits. They're first in line for repayment. And they have debit card transaction data, which is awesome.

I think 10 years from now we’ll wonder why it took so long because the problem is too big in this country for the banks not to start to solve it.

Square through Cash App is piloting smaller loans. Chime is beefing up its lending arm. They're trying to figure it out.

Varo and Bank of America have come up with offerings that they say are directed at this customer. I think it’s mostly window dressing, but you're seeing more momentum, and the key will be the regulators continuing to ask the banks to get more aggressive and to ignore the boogeyman line of 36% APR.

Jason: There is a significant gap between what Chime or Varo offer (up to $100) and what OppFi offers. Who is the typical OppFi customer? How much is he or she borrowing? What for? At what cost?

Jared: If you take the US census data and you put a bullseye on it in the middle, that’s our customer. They’re making around $50,000, they have a job, they have a bank account. They have poor traditional credit. Our borrower’s average FICO, although not used in underwriting, is about 550. On a good day, our customers have $300 in their bank account.

This is not a low-income consumer — it is your median US consumer.

The two major drivers of demand are car repairs and unexpected medical expenses. The average loan is $1,500.

Maximizing profitability is mutually exclusive to maximizing social impact, right? While they constantly clash, we believe we have done a good job working with bank partners to make the product well-structured here.

Whoever can quantifiably prove that you are building financial health is going to win long-term. Can we graduate you back to the mainstream? Can we help build your savings? Can we help build your wealth? And that's our goal.

Bad actors in the space have done two things. Historically, they've taken advantage of desperate people and trapped them in cycles of debt.

Jason: What approaches does OppFi use to better understand its customers? Specifically, how do you think about measuring something like financial health?

Jared: It’s a never ending battle to understand the customer and, as part of the social impact piece, I think one of the most challenging things will be understanding correlation versus causation.

That’s why we want to go into a wraparound mobile bank. And that’s why we want to offer checking and savings. We want to be more intertwined with the customer, so that we have more visibility into what the customer is doing and use that information to educate them.

Jason: Part of the promise of technology-enabled lending — things like automation, AI, etc. — has been driving greater efficiency than ‘legacy,’ bricks and mortar banks, and passing on those savings to borrowers in the form of lower rates. But OppFi charges as high as 160% APR.

Wasn’t fintech suppose to “fix” this?

Jared: First, I think the concept of APR is flawed in the way that states have defined pricing across products.

If you look at credit cards, if you look at lease-to-own products, if you look at bank overdraft, if you look at installment products, they all calculate APR differently.

Credit cards are all less than 36%, but fees don't go into the calculation. For lease-to-own, there is no APR. On a bank overdraft, you’re not required to calculate and disclose an APR.

OppFi’s product is a ‘fully baked’ APR — every cost is included in that APR calculation. So I would argue it's the most transparent to start.

Second, the average term of these loans is 4.5 months. The customers don't really view it as an annual product. If you look at the true cost of credit on a per loan basis, it's about 35% of principal. So for the average loan of $1500, the total cost is about $500.

The other thing people don't realize on the APR is that OppFi products amortize like a mortgage. You're paying APR on that declining balance.

APR is important, but it's meant to be an apples to apples metric.

We're not debating it's high cost. It absolutely is high cost. I think what you're seeing though is the beginning of innovation that drives it down lower over time. Other products are structured in a way that can be difficult to pay, like single-payment loans, or penalizes borrowers with origination fees, late fees, NSF fees, prepayment fees, etc.

In our case, OppFi buys back about 95% of the receivables from the banks. So we generate a lot of our economics based on those receivables, and the GAAP net income margin is about 10, 15%, which I would argue is a fair GAAP income margin.

If you look at our projections that we've set forth, we're not assuming the margins go up.

We actually have them going down because we're smart enough to invest in lower cost products and to continue to give back to the customer in terms of lower pricing.

And from a customer's perspective, they think it's incredibly affordable and well-priced compared to their other options.

Jason: What attributes of a lending product would you use to evaluate whether it is ‘safe’ or ‘fair’ vs. ‘unfair’?

Jared: We have a bill that we have drafted called the Small Dollar Loan Act, and the goal is like the CARD Act cleaned up the sandbox for credit cards, we want to do the same thing for small dollar loans.

We want the regulation to be principles-based instead of relying on rate caps, because rate caps may constrain supply, but they don't do anything to address consumer demand.

Okay. So what are those principles? There's a bunch of them, but, first, it starts with making sure customers have the ability to repay. Making sure not only you are verifying income, but the consistency of income.

Our products have less than 10% payment-to-income ratios. We care deeply about making sure you are employed and you make enough money to repay these products.

Second, the structure should be fully amortizing, such that every payment should amortize principle.

Third, no fees. No origination fee, no prepayment fee at any time, no late fees, no NSF fees.

Lenders should have to report to the three credit bureaus so that you can help people rebuild credit.

And if borrowers get into trouble, OppFi doesn’t sell any of the charge offs to third parties, nor do we litigate to collect.

Jason: OppFi needs its partner-banks’ charters in order to write these loans; can you provide some more background on how this works in practice, and what went into standing up these programs?

Jared: I'd love to tell you I'm a genius and this was a novel, unique structure, but if you look at the mortgage space and the credit card space, these partnerships are par for the course, where a bank originates the product and then sells the vast majority of the receivable to a third party.

The fact that it's happening with installment loans above and below 36% is not novel. It has nothing to do with APR. The banks in this space are typically smaller, regional community banks. They’re finding it very difficult to compete with the bulge bracket banks, and they view these models as great ways to monetize their businesses and create high ROE.

I would argue we have bank-level compliance without being a bank, and once the program is stood up, we are working in lockstep with each partner every day. They have approval rights over anything material that changes.

It's their credit box. Ultimately, we are suggesting algorithms and data, but they are technically approving the loans. They are funding the loans and they are in control.

We are merely an outsource vendor. Now, we are happy to buy back those receivables because we really believe in our ability to manage risk. And that’s the way that we have decided to build our business.

And again, it has nothing to do about APR. Everyone loves the Affirm business. Everyone loves the Upstart business. If you look at the delivery model, it's the same, except that we're going after a more underserved customer and the product is slightly different as a result.

Jason: There have been a number of new state-level interest rate caps (California, Illinois) and there are a number of pending federal actions relating to “true lender,” which potentially put the viability of OppFi’s business model at risk.

How do you think about the potential impacts — intended and unintended — of these changes?

Jared: My point of view is that the salacious headlines are actually not the reality of how people are thinking in DC. I'm more focused on the federal piece because we are fully committed to being a partner to banks.

And it has been federal law forever that banks can lend nationally. Even with state rate caps that are put in place, banks are always exempt. Our argument is, banks should be able to do this themselves or in partnership with us.

When I talk to members of Congress and regulators, there seems to be a widely understood reality that access does not exist for these customers at sub-36% rates.

Only 10% of OppFi applications actually qualify for a sub-36% product, and we offer to do a diligent search to connect them with that product.

The American FinTech council, a new lobby association that has been formed, makes remarks that they're serving this customer. I have a lot of respect for the people in these companies and the association, but we have all the data ourselves, and, with all due respect they are not serving this customer.

Yes, we need more consumer protection from a regulatory perspective in the form of guard rails, not rate caps, and the vast majority of people I talk to do feel that way. And they're looking for the answer. I look at the CFPB and their small dollar rule. Part of the reason why we're here is because when that rule was proposed, you had the payday lobby fight very hard to not get it implemented.

I would say we're actually very optimistic that a unified Congress will be able to get legislation passed.

Jason: So you recently announced a deal to go public via a “SPAC” merger. How did that come about, how has it been received, by investors, by employees?

Jared: We hope to close it by the end of the second quarter. And it's been a really interesting experience for me personally.

I was a first time CEO in the private world. Now I'll be a first time CEO in the public role. Since we announced the deal, it's been a whirlwind of activity. I've met with over a hundred institutional investors. It came about because we had the profile of a company that could be public. We debated whether we wanted to be public.

We felt being public allows us to amplify our voice, tell the customer story louder, be more influential in DC. There's a lot of benefits with amplifying our voice because our business was built without venture capital.

Prior to my joining OppFi in 2015, the family behind the business, the Schwartz family, which is a storied family in Chicago, had put about $12.5 million dollars into the business.

Since then, we built the whole thing with cashflow, from operations to debt capital. We've been GAAP net income profitable since 2015, and no one in the institutional investor community knows us because we didn't have the hundred million dollar equity raises.

Jason: As part of the SPAC announcement, you also rebranded from “OppLoans” to “OppFi,” and announced a couple new initiatives — SalaryTap and the credit card — tell me a bit about how these pieces fit together and the vision going forward?

Jared: The OppLoans product is the heritage of the business and is the foundation on which the business was built. “OppFi” is a much more clear way of describing the financial services destination we'‘re building for this everyday consumer.

It starts with access — that’s the OppLoans product — and access also includes graduation to SalaryTap or to the credit card product.

But beyond that, we want to build savings and we want to build wealth. And that trifecta of an approach is much better described by “OppFi.” We want to offer an encompassing end-to-end one stop shop for a consumer who has no other options.

The following communication was shared by Jared Kaplan, CEO of OppFi, through his LinkedIn account on May 2, 2021:

LinkedIn: Thanks Jason Mikula and Fintech Business Weekly for the chance to tell the OppFi story!

Important Info re: OppFi/FGNA transaction: http://oppl.co/31nNfWi

Share link: https://www.linkedin.com/posts/jared-kaplan-683412_oppfi-ceo-on-spacing-fintech-bank-partnerships-activity-6794969455534383104-jIE_

The following communication was shared by Jared Kaplan, CEO of OppFi, through his Twitter account on May 2, 2021:

Twitter: Thanks @mikulaja for including us. $FGNA

Important Info re: OppFi/FGNA transaction: http://oppl.co/31nNfWi

Retweet Link: https://twitter.com/JaredSKaplan/status/1388854207680327680

The following communication was shared by OppLoans on its LinkedIn account on May 2, 2021:

LinkedIn: Our CEO @ Jared Kaplan joined Jason Mikula to discuss the OppFi #SPAC journey and how we are creating pathways to #CreditAccess for the everyday consumer.

https://fintechbusinessweekly.substack.com/p/oppfi-ceo-on-spacing-finhealth-and

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by OppLoans on its Twitter account on May 2, 2021:

Twitter: @JaredSKaplan spoke to @mikulaj about the OppFi/$FGNA #SPAC transition and how we are creating pathways to #CreditAccess for the everyday consumer.

https://oppl.co/2SncRRP

The transcript of the interview linked in the social media posts is follows:

OppFi CEO on SPAC'ing, fintech-bank partnerships & more

Exclusive: Jared Kaplan talks small-dollar lending, finhealth, competitors, regulatory changes

By Jason Mikula, 5/2/21

Hey all, Jason here.

Believe it or not, last week was actually the first real fintech conference I had the opportunity to attend, in the form of LendIt. As the “marketing guy” at most of the companies I’ve worked at, I was more likely to attend conferences like SMX or Affiliate Summit.

I’d like to thank Peter Renton and the LendIt team for putting together an amazing slate of speakers and for the opportunity to serve as a media sponsor for the event. Til next year!

This Thursday, May 6th, I’ll be doing a Clubhouse session on “All Things Product” with some fellow curators from new social curation startup Faves — I’ll be joined by veteran PMs from Google and LinkedIn plus “New World, Same Humans” writer David Mattin. Hope to see you there!

Exclusive: Interview with Jared Kaplan, CEO of Opportunity Financial

Frequent readers of the newsletter will know recurring areas of focus include financial health and access/inclusion for underserved populations who are less able to access mainstream financial services.

The topic of extending credit to this population is often a fraught one, where APRs above 36% are an immediate lightning rod for criticism. The reality is one of trade-offs — as I’ve written about before, there are certain fixed costs to offering small loans (despite the promise of technology to lower these), which equate to a higher APR. Hard rate caps do reduce access, especially for smaller loan amounts.

One company that is trying to navigate the challenges of serving this borrower segment in an ethical way that promotes financial health is Opportunity Financial, better known as OppFi.

The firm is in the process of going public via a SPAC merger and has big plans, including sub-36% APR products like a payroll-linked lending product and a credit card and, at some point, savings and wealth-building products.

I had the chance to sit down (via Zoom anyway) with OppFi CEO Jared Kaplan in advance of his appearance at LendIt Fintech conference last week.

What follows is a transcript of our interview, which has been lightly edited for length and clarity.

Jason: Can we get started with some level setting — how would you describe OppFi to someone who doesn’t know anything about it?

Jared: Sure. What we're building is the digital financial services destination for the everyday consumer. We define “everyday consumer” as the 150 million consumers in the United States that have less than $1,000 of savings in their bank account.

The starting point of that vision is the financial technology platform that powers banks to provide credit access to this consumer segment. The pain those consumers experience is driven by the realities of traditional credit scores in this country and the fact that most credit institutions rely on them as the ultimate arbiter of creditworthiness.

All slides from OppFi Investor Deck

Our success has been driven by the uniqueness of our proprietary algorithms to figure out a customer's ability and willingness to repay based on variables besides their traditional FICO score. We've done that for over 1.6 million loans and 14 million repayment events since 2012.

Jason: It’s interesting that you characterize your business as a “platform” that powers banks to provide access. Can you elaborate a little bit on that? Why that approach, vs. operating as a direct lender?

Jared: We started as an 18-state licensed direct lender. That was 18 different products in 18 different states with 18 different sets of rules and regulations.

It was a nightmare for us because of all that complexity, and it was a travesty for the consumer because, depending on the state, you have different boxes of credit access that you can go after.

We asked ourselves, if we transition to a service provider on behalf of banks, what are the pros and cons for the customer? The pros for the business were, you have a dramatically streamlined go-to-market model.

You have to build some significant bank-level compliance infrastructure for a bank to consider working with you. There is a tremendous administrative burden to work with the bank, given that they essentially have approval rights over everything as the lender. And it’s more expensive, given the economics the bank has in the chain, but those downsides were worth it for the streamlined delivery model.

You are essentially a service provider to the banks, which can lend nationally, based on their state domicile. So with one product, they can reach the entire country. At the end of the day, the bank partnership model allows the greatest access and the greatest consumer protection.

Jason: Why don’t the banks write these loans themselves? Why is the platform necessary?

Jared: First, large banking institutions have blessed the credit score as their way of determining creditworthiness and changing that is like trying to turn an ocean liner — really, really hard and slow.

Second, there is a misconception that customers with lower credit scores are going to be more volatile during economic dislocations.

And finally, banks are less able to monetize these customers to the same degree they monetize their higher net worth clients.

The fascinating thing is, half of our customers use the largest banks. They’re at JPMorgan Chase, Wells Fargo, Bank of America. The banks’ various regulators, including the Fed, the OCC, and the FDIC, have all said, get into the small-dollar lending space.

When US Bank launched its Simple Loan product in 2018, we thought, if they’re doing it, we know all the top 25 banks were thinking about it, and it’s time to get ready to partner in order to compete.

And yet, we have less competition today than we did five years ago.

Consumer advocate groups have taken the position that everyone above 36% APR is the same. But from a customer’s point of view, that's just not true, right? There are many gradients of products above 36% and how they're structured.

I think banks are just risk averse. They don’t want that fight, but there’s no question that they’re the best vehicle to do small-dollar lending, because banks have the lowest cost of capital, they have deposits. They're first in line for repayment. And they have debit card transaction data, which is awesome.

I think 10 years from now we’ll wonder why it took so long because the problem is too big in this country for the banks not to start to solve it.

Square through Cash App is piloting smaller loans. Chime is beefing up its lending arm. They're trying to figure it out.

Varo and Bank of America have come up with offerings that they say are directed at this customer. I think it’s mostly window dressing, but you're seeing more momentum, and the key will be the regulators continuing to ask the banks to get more aggressive and to ignore the boogeyman line of 36% APR.

Jason: There is a significant gap between what Chime or Varo offer (up to $100) and what OppFi offers. Who is the typical OppFi customer? How much is he or she borrowing? What for? At what cost?

Jared: If you take the US census data and you put a bullseye on it in the middle, that’s our customer. They’re making around $50,000, they have a job, they have a bank account. They have poor traditional credit. Our borrower’s average FICO, although not used in underwriting, is about 550. On a good day, our customers have $300 in their bank account.

This is not a low-income consumer — it is your median US consumer.

The two major drivers of demand are car repairs and unexpected medical expenses. The average loan is $1,500.

Maximizing profitability is mutually exclusive to maximizing social impact, right? While they constantly clash, we believe we have done a good job working with bank partners to make the product well-structured here.

Whoever can quantifiably prove that you are building financial health is going to win long-term. Can we graduate you back to the mainstream? Can we help build your savings? Can we help build your wealth? And that's our goal.

Bad actors in the space have done two things. Historically, they've taken advantage of desperate people and trapped them in cycles of debt.

Jason: What approaches does OppFi use to better understand its customers? Specifically, how do you think about measuring something like financial health?

Jared: It’s a never ending battle to understand the customer and, as part of the social impact piece, I think one of the most challenging things will be understanding correlation versus causation.

That’s why we want to go into a wraparound mobile bank. And that’s why we want to offer checking and savings. We want to be more intertwined with the customer, so that we have more visibility into what the customer is doing and use that information to educate them.

Jason: Part of the promise of technology-enabled lending — things like automation, AI, etc. — has been driving greater efficiency than ‘legacy,’ bricks and mortar banks, and passing on those savings to borrowers in the form of lower rates. But OppFi charges as high as 160% APR.

Wasn’t fintech suppose to “fix” this?

Jared: First, I think the concept of APR is flawed in the way that states have defined pricing across products.

If you look at credit cards, if you look at lease-to-own products, if you look at bank overdraft, if you look at installment products, they all calculate APR differently.

Credit cards are all less than 36%, but fees don't go into the calculation. For lease-to-own, there is no APR. On a bank overdraft, you’re not required to calculate and disclose an APR.

OppFi’s product is a ‘fully baked’ APR — every cost is included in that APR calculation. So I would argue it's the most transparent to start.

Second, the average term of these loans is 4.5 months. The customers don't really view it as an annual product. If you look at the true cost of credit on a per loan basis, it's about 35% of principal. So for the average loan of $1500, the total cost is about $500.

The other thing people don't realize on the APR is that OppFi products amortize like a mortgage. You're paying APR on that declining balance.

APR is important, but it's meant to be an apples to apples metric.

We're not debating it's high cost. It absolutely is high cost. I think what you're seeing though is the beginning of innovation that drives it down lower over time. Other products are structured in a way that can be difficult to pay, like single-payment loans, or penalizes borrowers with origination fees, late fees, NSF fees, prepayment fees, etc.

In our case, OppFi buys back about 95% of the receivables from the banks. So we generate a lot of our economics based on those receivables, and the GAAP net income margin is about 10, 15%, which I would argue is a fair GAAP income margin.

If you look at our projections that we've set forth, we're not assuming the margins go up.

We actually have them going down because we're smart enough to invest in lower cost products and to continue to give back to the customer in terms of lower pricing.

And from a customer's perspective, they think it's incredibly affordable and well-priced compared to their other options.

Jason: What attributes of a lending product would you use to evaluate whether it is ‘safe’ or ‘fair’ vs. ‘unfair’?

Jared: We have a bill that we have drafted called the Small Dollar Loan Act, and the goal is like the CARD Act cleaned up the sandbox for credit cards, we want to do the same thing for small dollar loans.

We want the regulation to be principles-based instead of relying on rate caps, because rate caps may constrain supply, but they don't do anything to address consumer demand.

Okay. So what are those principles? There's a bunch of them, but, first, it starts with making sure customers have the ability to repay. Making sure not only you are verifying income, but the consistency of income.

Our products have less than 10% payment-to-income ratios. We care deeply about making sure you are employed and you make enough money to repay these products.

Second, the structure should be fully amortizing, such that every payment should amortize principle.

Third, no fees. No origination fee, no prepayment fee at any time, no late fees, no NSF fees.

Lenders should have to report to the three credit bureaus so that you can help people rebuild credit.

And if borrowers get into trouble, OppFi doesn’t sell any of the charge offs to third parties, nor do we litigate to collect.

Jason: OppFi needs its partner-banks’ charters in order to write these loans; can you provide some more background on how this works in practice, and what went into standing up these programs?

Jared: I'd love to tell you I'm a genius and this was a novel, unique structure, but if you look at the mortgage space and the credit card space, these partnerships are par for the course, where a bank originates the product and then sells the vast majority of the receivable to a third party.

The fact that it's happening with installment loans above and below 36% is not novel. It has nothing to do with APR. The banks in this space are typically smaller, regional community banks. They’re finding it very difficult to compete with the bulge bracket banks, and they view these models as great ways to monetize their businesses and create high ROE.

I would argue we have bank-level compliance without being a bank, and once the program is stood up, we are working in lockstep with each partner every day. They have approval rights over anything material that changes.

It's their credit box. Ultimately, we are suggesting algorithms and data, but they are technically approving the loans. They are funding the loans and they are in control.

We are merely an outsource vendor. Now, we are happy to buy back those receivables because we really believe in our ability to manage risk. And that’s the way that we have decided to build our business.

And again, it has nothing to do about APR. Everyone loves the Affirm business. Everyone loves the Upstart business. If you look at the delivery model, it's the same, except that we're going after a more underserved customer and the product is slightly different as a result.

Jason: There have been a number of new state-level interest rate caps (California, Illinois) and there are a number of pending federal actions relating to “true lender,” which potentially put the viability of OppFi’s business model at risk.

How do you think about the potential impacts — intended and unintended — of these changes?

Jared: My point of view is that the salacious headlines are actually not the reality of how people are thinking in DC. I'm more focused on the federal piece because we are fully committed to being a partner to banks.

And it has been federal law forever that banks can lend nationally. Even with state rate caps that are put in place, banks are always exempt. Our argument is, banks should be able to do this themselves or in partnership with us.

When I talk to members of Congress and regulators, there seems to be a widely understood reality that access does not exist for these customers at sub-36% rates.

Only 10% of OppFi applications actually qualify for a sub-36% product, and we offer to do a diligent search to connect them with that product.

The American FinTech council, a new lobby association that has been formed, makes remarks that they're serving this customer. I have a lot of respect for the people in these companies and the association, but we have all the data ourselves, and, with all due respect they are not serving this customer.

Yes, we need more consumer protection from a regulatory perspective in the form of guard rails, not rate caps, and the vast majority of people I talk to do feel that way. And they're looking for the answer. I look at the CFPB and their small dollar rule. Part of the reason why we're here is because when that rule was proposed, you had the payday lobby fight very hard to not get it implemented.

I would say we're actually very optimistic that a unified Congress will be able to get legislation passed.

Jason: So you recently announced a deal to go public via a “SPAC” merger. How did that come about, how has it been received, by investors, by employees?

Jared: We hope to close it by the end of the second quarter. And it's been a really interesting experience for me personally.

I was a first time CEO in the private world. Now I'll be a first time CEO in the public role. Since we announced the deal, it's been a whirlwind of activity. I've met with over a hundred institutional investors. It came about because we had the profile of a company that could be public. We debated whether we wanted to be public.

We felt being public allows us to amplify our voice, tell the customer story louder, be more influential in DC. There's a lot of benefits with amplifying our voice because our business was built without venture capital.

Prior to my joining OppFi in 2015, the family behind the business, the Schwartz family, which is a storied family in Chicago, had put about $12.5 million dollars into the business.

Since then, we built the whole thing with cashflow, from operations to debt capital. We've been GAAP net income profitable since 2015, and no one in the institutional investor community knows us because we didn't have the hundred million dollar equity raises.

Jason: As part of the SPAC announcement, you also rebranded from “OppLoans” to “OppFi,” and announced a couple new initiatives — SalaryTap and the credit card — tell me a bit about how these pieces fit together and the vision going forward?

Jared: The OppLoans product is the heritage of the business and is the foundation on which the business was built. “OppFi” is a much more clear way of describing the financial services destination we'‘re building for this everyday consumer.

It starts with access — that’s the OppLoans product — and access also includes graduation to SalaryTap or to the credit card product.

But beyond that, we want to build savings and we want to build wealth. And that trifecta of an approach is much better described by “OppFi.” We want to offer an encompassing end-to-end one stop shop for a consumer who has no other options.

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Important Information About the Business Combination and Where to Find It: In connection with the proposed business combination, the Company filed a preliminary proxy statement and the amendments thereto and will file a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed in connection with the business combination, as these materials contain important information about OppFi, the Company and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of the Company as of a record date to be established for voting on the business combination. Stockholders of the Company will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in the Company was filed in the preliminary proxy statement for the proposed business combination and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination was included in the preliminary proxy statement for the proposed business combination. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

Forward-Looking Statements

This communication includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. FGNA's and OppFi's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, OppFi's beliefs regarding the impact of the proposed business combination on its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FGNA's and OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the "Agreement"); (2) the outcome of any legal proceedings that may be instituted against FGNA and OppFi following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FGNA, certain regulatory approvals or satisfy other conditions to closing in the Agreement, including with respect to the levels of FGNA stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi's business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company's shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or FGNA may be adversely affected by other economic, business, and/or competitive factors; (12) whether OppFi will be successful in launching OppFi Card, including whether there will be consumer or market acceptance of OppFi Card; and (13) other risks and uncertainties indicated from time to time in FGNA’s proxy statement relating to the proposed business combination, including those under "Risk Factors" therein, and in FGNA's other filings with the SEC. FGNA and OppFi caution that the foregoing list of factors is not exclusive. FGNA and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. FGNA and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.